UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2010
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-50651 (Commission File Number)	33-0734433 (I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Form 8-K/A supplements and amends the Current Report on Form 8-K filed by Santarus, Inc. (“Santarus” or the “Company”) with the Securities and Exchange Commission on June 30, 2010 (the “Original 8-K”), announcing the Company’s restructuring plan.
Item 2.05 Costs Associated with Exit or Disposal Activities.
     At the time of the Original 8-K filing, the Company was unable in good faith to make an estimate of the non-cash charges related to the Company’s offer to accelerate the vesting of stock options and extend the period for exercising vested stock options for affected employees. Pursuant to Item 2.05 of Form 8-K, the Company is filing this Form 8-K/A to announce its determination of such estimates.
     As of September 1, 2010, the Company determined that it estimates that the non-cash charges incurred in connection with the Company’s previously-announced restructuring plan related to the Company’s offer to accelerate the vesting of stock options and extend the period for exercising vested stock options for affected employees to be approximately $350,000.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Forward-looking statements include statements regarding Santarus’ expectations with respect to the restructuring, including the amount of charges to be incurred. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: the amount and timing of estimated charges in connection with the corporate restructuring; difficulties or delays relating to the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: September 3, 2010	By:	/s/ Gerald T. Proehl
		Name:	Gerald T. Proehl
		Title:	President and Chief Executive Officer